DRIEHAUS MUTUAL FUNDS

Driehaus International Small Cap Growth Fund *DRIOX

(the “Fund”)

Supplement dated December 22, 2017 to

Prospectus and Summary Prospectus for the Fund each dated April 30, 2017

Effective immediately after 4:00 pm Eastern Time on January 2, 2018, subject to availability on your intermediary’s platform, the Driehaus International Small Cap Growth Fund (the “Fund”) will reopen to new investors. The Fund has been closed to most new investors since December 29, 2010. Accordingly, the reference on page 20 of the Prospectus to the Fund being closed is hereby removed. All references to the Fund being closed to new investors under “General Purchase Information” on page 46 of the Prospectus are hereby removed.

In addition, on page 4 of the Summary Prospectus, the first three sentences under “Purchase and Sale of Fund Shares” are hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call the Driehaus Mutual Funds at (800) 560-6111.